                                   EXHIBIT 1

                             JOINT FILING AGREEMENT
                             ----------------------

          Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Date: February 13, 2001

                         MAYFIELD VIII
                         A California Limited Partnership
                         By:  Mayfield VIII Management, L.L.C.
                              Its General Partner

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Authorized Signatory

                         MAYFIELD VIII MANAGEMENT, L.L.C.

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Authorized Signatory

                         MAYFIELD ASSOCIATES FUND II
                         A California Limited Partnership

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Authorized Signatory

                         YOGEN K. DALAL

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Attorney In Fact

                         F. GIBSON MYERS, JR.

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Attorney In Fact

                         KEVIN A. FONG

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Attorney In Fact


                             Page 19 of 38 pages.
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                         WILLIAM D. UNGER

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Attorney In Fact

                         WENDELL G. VAN AUKEN, III

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Attorney In Fact

                         MICHAEL J. LEVINTHAL

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Attorney In Fact

                         A. GRANT HEIDRICH, III

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Attorney In Fact

                         WENDE S. HUTTON

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Attorney In Fact

                         RUSSELL C. HIRSCH

                         By:  /s/ James T. Beck
                            -------------------------------------
                            James T. Beck, Attorney In Fact


                             Page 20 of 38 pages.